UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2007

XL Capital Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-10804	98-0191089
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda		HM11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 292-8515

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 23, 2007, XL Capital Ltd ("XL") issued a press release, attached as Exhibit 99.1 hereto, announcing that Brian M. O'Hara, President and Chief Executive Officer of XL, has informed the XL Board of Directors (the "Board") of his decision to retire as President and CEO in mid-2008 and that Michael P. Esposito, Jr., Chairman, has advised the Board that he will retire from the Board upon the appointment of Mr. O'Hara's successor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

99.1 Press Release ("XL CAPITAL ANNOUNCES 2008 PLANNED RETIREMENT OF BRIAN M. O'HARA, PRESIDENT AND CEO, AND MICHAEL P. ESPOSITO JR., CHAIRMAN") dated October 23, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Capital Ltd

October 24, 2007	By:	/s/ Kirstin Romann Gould

Name: Kirstin Romann Gould
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release ("XL CAPITAL ANNOUNCES 2008 PLANNED RETIREMENT OF BRIAN M. O'HARA, PRESIDENT AND CEO, AND MICHAEL P. ESPOSITO JR., CHAIRMAN") dated October 23, 2007.